UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Chairman, CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2012

DATE OF REPORTING PERIOD:	January 1, 2012 through December 31, 2012

ITEM 1. REPORT TO SHAREHOLDERS.

CALAMOS®

Growth and Income Portfolio

ANNUAL REPORT DECEMBER 31, 2012

About Calamos Investments

For more than 30 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small.

Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we seek to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Contract Owner:

Welcome to your annual report for the 12-month period ended December 31, 2012. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Growth and Income Portfolio.

Market Review

Markets advanced impressively over the 12-month period, even as stop-and-go rallies and volatility combined to keep investors in a heightened state of uncertainty. For every positive development like strong corporate earnings, an improving U.S. housing market and the ongoing liquidity measures of the world’s central banks, the markets were given pause by continued economic instability in Europe, slowing growth in China, a still lackluster U.S. employment market, and the potential implications of going over the fiscal cliff.

Overall for the 12-month period, however, investors seemed to focus more on the positives than the negatives as global equity markets enjoyed significant gains. In the U.S., stocks rallied strongly, with the S&P 500 Index1 posting a gain of 16.00% for the period. Convertible securities participated in the 12-month rally as well, as the BofA Merrill Lynch All U.S. Convertibles Index2 returned 14.96%.

Outlook: Cautiously Optimistic

We believe that the U.S. economy looks positioned to stay on its slow-growth course. Despite significant challenges, consumers have remained relatively resilient and some manufacturing data, including a healthier auto industry, is pointing in a better direction. Businesses have strong balance sheets on the whole, and have plenty of cash on hand, ready to invest and grow in the coming year. The recovery of the housing market can also provide a boost to the economy as rising prices contribute to increased consumer confidence. Sentiment on the euro zone improved markedly over the course of the year, with the risk of a euro zone break up dissipating. A fiscal cliff compromise was reached, and signs of economic improvement are coming out of China and other emerging markets. Japan also looks to be a potential bright spot as the re-election of Prime Minister Shinzo Abe has increased hopes of a more pro-growth agenda.

1

Letter to Contract Owners

Nonetheless, we are also cautious. We expect market volatility to continue, stoked in large measure by a range of near-term political uncertainties, such as the debt-ceiling debates. The implementation of euro zone austerity measures may also have considerable implications for economies globally. Overall, we maintain our view that sustained growth requires a greater commitment to pro-business policies and reduced government intervention. A strong private sector can set the stage for better wages and national prosperity, but rising government debt without rising personal income is a roadmap to economic stagnation.

Opportunities: Equities Remain Compelling

Reflecting our outlook for continued slower growth, we maintain a constructive view on equities. We believe that secular themes—including growing consumer strength in the emerging markets, global demand for technology innovations and global infrastructure build-out—can continue to power a wide range of companies across the globe. Valuations continue to be attractive, by a number of measures. In our opinion, the opportunities are most pronounced for multinational growth-oriented companies. These companies have the flexibility to go where capital is treated best.

We are seeing increasing signs that the markets are again focusing on company fundamentals, a trend which we find encouraging. Still, with political volatility likely to stoke market volatility, this is an environment that requires patience and long-term, global perspective. An understanding of the co-integration of global economies is essential, as is active fundamental research. Despite the challenges that exist, we are optimistic about the investing prospects we see in the coming months and years.

As always, we appreciate the trust you have placed in us to manage your assets and help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The BofA Merrill Lynch All U.S. Convertibles Index represents the U.S. convertible securities market.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

2	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

The Portfolio’s Investment Team discusses performance, strategy and positioning during the year ended December 31, 2012.

Q.  What is the Portfolio’s investment strategy?

A.  Calamos Growth and Income Portfolio invests in a combination of stocks, convertible securities and bonds of U.S. companies. The Portfolio offers a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we endeavor to participate in a greater portion of equity market upside than downside. We invest in equities, convertible securities and bonds issued primarily by U.S.-based companies. We currently emphasize companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  Please discuss the Portfolio’s historical low-volatility* characteristics.

A.  We believe the Portfolio’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers an investment’s historic volatility versus the market, which is assigned a beta of 1.0. An investment with half the volatility of the market would have a beta of 0.5, while an investment with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Portfolio has had a beta of 0.72 versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

While our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. This tends to offer lower downside capture, which is a critical part of our risk management process, but it can also cause the Portfolio returns to lag the benchmark return during periods of strong market performance such as the 16% gain seen by the S&P 500 Index over this 12-month period. Through this focus on risk management, we have been able to provide investors a less volatile equity investment as measured by beta that has outperformed the passive benchmark in most of the standard time periods going back to inception.

Q.  What factors influenced performance over the period?

A.  In hindsight, our positioning entering 2012 was overly defensive. Coming into the year, we were concerned about the potential impact of multiple macroeconomic factors that might arise in the U.S., Europe and China. We believed it prudent to not

*	The Portfolio’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Portfolio. The Portfolio’s investment objective does not seek to reduce volatility, and as a result, the Portfolio may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

SECTOR WEIGHTINGS
Information Technology	31.7%
Energy	13.2
Health Care	10.3
Financials	9.1
Consumer Discretionary	7.6
Industrials	7.5
Materials	6.6
Consumer Staples	3.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Portfolio may hold.

3

Investment Team Discussion

GROWTH OF $10,000 FOR 10 YEAR PERIOD ENDED 12/31/12

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 12/31/12

1 YEAR	3 YEARS	5 YEARS	10 YEARS
8.43%	5.89%	2.47%	7.26%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

assume undue risk given the Portfolio’s approach—equity market participation with a focus on reducing volatility. Since the Portfolio’s inception in 1999, we believe this approach has served contract holders well through most market environments. However, our conservative posture in 2012 proved to be out of step with market sentiment.

The Portfolio’s security selection within the energy sector detracted the from relative performance during the 12-month period. Uncertainty about global economic growth, along with rising input costs, caused many natural resource and commodity-related companies to post weak results. Despite the weakness in the period, we hold a favorable long-term view of the opportunities in the energy sector, particularly given the massive global stimulus and liquidity from the world’s central banks. We believe the Portfolio’s holdings within the sector will benefit from long-term secular themes, such as strong global demand for energy resources, especially within developing economies.

The Portfolio’s selection within the materials sector hindered performance. Most notably, a higher relative allocation within the gold mining and production industry negatively impacted performance. Gold mining companies have been recently challenged by higher costs of extraction and production, as well as the rising prices of mining infrastructure.

An underweight allocation and trailing selection within financials also detracted value in the period. We have been cautious and generally held a low weight in the sector due to our concerns regarding complex global regulations and persistent capital risks.

Relative security selection and an overweight exposure to the information technology sector added value during the period. We continue to hold conviction in the technology sector due to the high free cash flows, strong balance sheets and attractive valuations we see in many companies. The sector also benefits from many long-term themes we have identified, including demand for the latest connectivity devices, the need for information and entertainment and the quest for productivity enhancement in the context of a low-growth global economy.

4	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

An underweight allocation within consumer staples proved advantageous to relative performance during the time period. The overall sector return within the benchmark trailed most others in the period. We remain relatively underweight given the lower growth prospects of many firms within the sector.

The Portfolio’s underweight to the more defensive utilities sector contributed the most to performance during the period, as it was a lagging sector relative to the index. Our lack of exposure to utilities reflects our belief that other sectors present more attractive growth opportunities and a better combination of risk and reward.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Growth and Income Portfolio	8.43%	5.89%	2.47%	7.26%	6.62%

S&P 500 Index	16.00%	10.87%	1.66%	7.10%	2.37%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

Q.  Please describe the Portfolio’s participation in up and down markets since its inception.

A.  There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Calamos Growth and Income Portfolio performed through a few distinct market periods.

The first phase shows the Portfolio’s participation from its May 19, 1999 inception through March 31, 2000, when the equity market peaked prior to the end of the Internet bubble and the subsequent market crash. The Portfolio participated well during this up-market phase, gaining 28.46%, while the S&P 500 Index gained 12.66%.

The next phase was a sharp market decline from March 31, 2000 through March 31, 2003, as stocks sold off strongly on the heels of the tech bubble burst and the events of September 11, 2001. The Portfolio’s more conservative positioning and lower sensitivity to the equity market served investors well during this period, limiting the loss to only 2.40%, compared to a 16.10% decline in the S&P 500 Index.

After March 31, 2003, the equity market once again began a strong upward move, with the S&P 500 Index climbing 16.12% through the market peak of October 31, 2007. During this period, the Portfolio participated strongly, gaining 14.59% and capturing 91% of the equity market’s rise.

In October 2007, markets peaked as a financial crisis gripped the U.S. and global economy. This induced a selloff, which saw the equity market fall 41.45% through March 1, 2009. The Portfolio was not immune to the liquidity crisis, falling 31.91%, but experiencing only 77% of the equity market’s downside.

5

Investment Team Discussion

In March 2009, markets began to retrench after the 2008 selloff and move upward as central governments in the developed world engaged in stimulative monetary policy, encouraging investors to return to risk assets. While we’ve had some concerns surrounding the risk-on/risk-off nature of equity markets, the Portfolio has gained 16.36%, capturing 76% of the equity market’s gain.

Over the long term, this is how we seek to manage the Calamos Growth and Income Portfolio—attempting to deliver equity-like returns with a greater focus on reducing volatility and managing risk through a full market cycle.

Q.  How is the Portfolio positioned?

A.  Against the backdrop of a back-and-forth market over the last several quarters, we continue to believe an enhanced focus on risk management and valuation-sensitivity is critical. During the 12-month period, we maintained a combination of cyclical growth and stable growth holdings in the Portfolio. We continue to favor businesses with well-defined growth opportunities and global revenue drivers.

The Portfolio is currently positioned with large absolute allocations to the information technology and health care sectors. Details regarding our overweight positioning in technology have been noted above. With respect to health care, we view health care spending overall as typically more resilient in the context of low economic growth. Within the sector, we continue to favor select companies in the pharmaceutical and biotechnology industries, which offer a compelling combination of growth, high cash flows and solid fundamentals.

Reflecting our cautiously optimistic outlook, we made changes to portfolio positioning, including:

Decreased allocation to materials (gold): Entering the reporting period, we were concerned that macro-level uncertainties could lead to systemic weakness in the market. We were also concerned about inflation and dollar debasement. We had utilized allocation to gold metals and mining companies as a hedge against these potential influences, but have since revisited this defensive positioning. While valuations and fundamentals of select companies within the gold metals and mining industry remain attractive, we are looking to opportunistically reduce our exposure to gold positions which were used as a global hedge against financial crises and further dollar debasement.

Increased allocation to consumer discretionary: Within this area, we continue to favor companies that have stable balance sheets, strong global brands and global business strategies.

Relative to the S&P 500 Index, the Portfolio’s largest absolute underweight allocation is to the financials sector. We have been cautious and generally held a low weight in the sector due to our concern regarding complex global regulations and persistent capital risks. However, we believe the relative merits of the sector have strengthened, as the economic outlook has brightened. Improving loan growth, attractive valuations, better prospects in the housing market and consumer balance sheets support a more positive view.

Q.  What is your outlook for growth equities and the Portfolio?

A.  Our outlook for growth equities remains favorable and we have positioned the Portfolio accordingly. In our view, equities continue to offer compelling risk-reward characteristics, and we are finding companies with attractively valued fundamentals in many industries. Even as we anticipate periods of heightened volatility, we also see significant growth potential in our secular themes related to innovation, mobility and productivity enhancement within technology, as well as the expanding middle class in emerging economies driving growth in the consumer and health care areas, among many. Additionally, continued global central bank reflation measures and infrastructure build-out are providing support to select companies in more cyclical sectors, such as energy and materials.

We believe large multinational companies with globally diversified revenues and access to capital are poised to capitalize on both secular and cyclical trends. In our estimation, valuations within the U.S. equity market are attractive, especially for growth equities, as investors continue to discount the growth of future cash flows, while growth premiums remain historically low. Equity and equity-sensitive securities have delivered solid gains during the last year, but continue to offer attractive risk-reward characteristics from a long-term perspective. We continue to pursue our strategic objective to participate in a significant portion of equity market upside while aiming to reduce volatility versus the broad market across a complete market cycle.

6	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. It is intended to help you understand the ongoing cost associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2012 to December 31, 2012 and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

7

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, July 1, 2012 and held through December 31, 2012.
Actual Expenses per $1,000*	$6.66
Actual – Ending Balance	$1,037.70

Hypothetical Expenses per $1,000*	$6.60
Hypothetical – Ending Value	$1,018.60

Annualized Expense Ratio	1.30%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366.

8	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments    December 31, 2012

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (28.5%)
		Consumer Discretionary (2.8%)
67,000		Jarden Corp.* 1.875%, 09/15/18	$68,341
160,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	152,083
201,000		Omnicom Group, Inc. 0.000%, 07/01/38	214,965
290,000		Priceline.com, Inc.* 1.000%, 03/15/18	311,128

			746,517

		Energy (3.9%)
439,800	EUR	CGGVeritas 1.750%, 01/01/16	183,829
130,000		Chesapeake Energy Corp. 2.500%, 05/15/37	117,071
150,000		Helix Energy Solutions Group, Inc. 3.250%, 03/15/32	178,390
150,000		Hornbeck Offshore Services, Inc.* 1.500%, 09/01/19	151,615
200,000		Subsea 7, SA 1.000%, 10/05/17	207,335
		Technip, SA
110,900	EUR	0.250%, 01/01/17	163,656
27,100	EUR	0.500%, 01/01/16	36,873

			1,038,769

		Financials (2.1%)
66,000		Amtrust Financial Services, Inc.* 5.500%, 12/15/21	82,500
130,000		Ares Capital Corp. 5.750%, 02/01/16	140,312
110,000		Leucadia National Corp. 3.750%, 04/15/14	128,604
250,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	212,589

			564,005

		Health Care (5.1%)
342,000		Amgen, Inc. 0.375%, 02/01/13	382,768
155,000		Gilead Sciences, Inc. 1.625%, 05/01/16	261,321
125,000		Hologic, Inc.‡ 2.000%, 12/15/37	140,224
150,000		Medicines Company* 1.375%, 06/01/17	164,651
140,000		Salix Pharmaceuticals, Ltd.* 1.500%, 03/15/19	135,772
128,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	131,679

PRINCIPAL AMOUNT		VALUE

135,000	Volcano Corp. 1.750%, 12/01/17	$136,772

		1,353,187

	Industrials (1.9%)
190,000	AGCO Corp. 1.250%, 12/15/36	240,518
250,000	Siemens AG 1.050%, 08/16/17	259,540

		500,058

	Information Technology (8.8%)
183,000	Electronic Arts, Inc. 0.750%, 07/15/16	169,560
325,000	EMC Corp. 1.750%, 12/01/13	519,407
250,000	Intel Corp. 2.950%, 12/15/35	258,924
	Lam Research Corp.
190,000	0.500%, 05/15/16	183,263
169,000	1.250%, 05/15/18	167,678
130,000	Linear Technology Corp. 3.000%, 05/01/27	136,263
	Nuance Communications, Inc.
180,000	2.750%, 11/01/31	195,899
150,000	2.750%, 08/15/27	197,962
300,000	SanDisk Corp. 1.500%, 08/15/17	349,636
150,000	Symantec Corp. 1.000%, 06/15/13	162,367

		2,340,959

	Materials (3.9%)
330,000	Goldcorp, Inc. 2.000%, 08/01/14	365,019
	Newmont Mining Corp.
210,000	1.250%, 07/15/14	249,455
200,000	1.625%, 07/15/17	262,107
135,000	Royal Gold, Inc. 2.875%, 06/15/19	151,051
23,000	Steel Dynamics, Inc. 5.125%, 06/15/14	25,144

		1,052,776

	TOTAL CONVERTIBLE BONDS (Cost $7,288,832)	7,596,271

SYNTHETIC CONVERTIBLE SECURITIES (12.8%)
Corporate Bonds (5.1%)
	Consumer Discretionary (2.7%)
140,000	DISH Network Corp. 5.875%, 07/15/22	151,550
140,000	Expedia, Inc. 5.950%, 08/15/20	155,352
140,000	Gap, Inc. 5.950%, 04/12/21	159,775

See accompanying Notes to Schedule of Investments	9

Schedule of Investments    December 31, 2012

PRINCIPAL AMOUNT			VALUE

67,000		Hanesbrands, Inc. 6.375%, 12/15/20	$73,616
140,000		Limited Brands, Inc. 5.625%, 02/15/22	152,863
20,000		PVH Corp. 4.500%, 12/15/22	20,225

			713,381

		Energy (1.3%)
150,000		Continental Resources, Inc. 5.000%, 09/15/22	161,531
		Oil States International, Inc.
110,000		6.500%, 06/01/19	117,631
60,000		5.125%, 01/15/23*	60,863

			340,025

		Financials (0.3%)
15,000		Legg Mason, Inc.* 6.000%, 05/21/19	16,707
70,000		Neuberger Berman Group LLC* 5.875%, 03/15/22	74,987

			91,694

		Health Care (0.3%)
65,000		Endo Pharmaceuticals Holdings, Inc. 7.000%, 07/15/19	69,753

		Industrials (0.2%)
59,000		Actuant Corp. 5.625%, 06/15/22	61,286

		Information Technology (0.3%)
75,000		Anixter, Inc. 5.625%, 05/01/19	79,641

		TOTAL CORPORATE BONDS	1,355,780

Sovereign Bonds (7.4%)
57,000	BRL	Federative Republic of Brazil 10.000%, 01/01/14	285,599
		Government of Canada
425,000	CAD	2.000%, 12/01/14	434,161
110,000	CAD	2.000%, 06/01/16	113,189
		Government of New Zealand
170,000	NZD	6.000%, 04/15/15	151,199
160,000	NZD	6.500%, 04/15/13	133,670
		Kingdom of Norway
1,400,000	NOK	4.250%, 05/19/17	281,203
650,000	NOK	5.000%, 05/15/15	126,554
2,650,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	437,360

		TOTAL SOVEREIGN BONDS	1,962,935

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.3%)#
	Consumer Discretionary (0.1%)
40	Gap, Inc. Call, 01/17/15, Strike $35.00	$16,200

	Energy (0.0%)
42	Chesapeake Energy Corp. Call, 01/19/13, Strike $30.00	21

	Information Technology (0.2%)
4	Apple, Inc. Call, 01/18/14, Strike $600.00	17,980
15	Salesforce.com, Inc. Call, 01/18/14, Strike $155.00	50,213

		68,193

	TOTAL PURCHASED OPTIONS	84,414

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $3,250,095)	3,403,129

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (7.8%)
	Energy (3.1%)
9,500	Apache Corp. 6.000%	434,150
450	Chesapeake Energy Corp.* 5.750%	401,568

		835,718

	Financials (2.6%)
4,900	Affiliated Managers Group, Inc. 5.150%	232,444
1,000	Fifth Third Bancorp 8.500%	139,870
270	Wells Fargo & Company 7.500%	330,750

		703,064

	Industrials (2.1%)
10,000	United Technologies Corp. 7.500%	557,100

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,095,363)	2,095,882

COMMON STOCKS (47.5%)
	Consumer Discretionary (2.0%)
2,100	Amazon.com, Inc.#~	527,394

	Consumer Staples (3.2%)
17,700	Coca-Cola Company~	641,625
2,125	Costco Wholesale Corp.	209,886

		851,511

10	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    December 31, 2012

NUMBER OF SHARES			VALUE

		Energy (4.9%)
1,100		EOG Resources, Inc.	$132,869
6,500		Helmerich & Payne, Inc.	364,065
4,700		National Oilwell Varco, Inc.	321,245
3,100		Occidental Petroleum Corp.	237,491
3,600		Schlumberger, Ltd.	249,444

			1,305,114

		Financials (4.1%)
2,500		Franklin Resources, Inc.	314,250
6,500		JPMorgan Chase & Company	285,805
7,500		T. Rowe Price Group, Inc.	488,475

			1,088,530

		Health Care (4.9%)
6,900		Johnson & Johnson~	483,690
11,250		Merck & Company, Inc.	460,575
2,200	DKK	Novo Nordisk, A/S - Class B	358,241

			1,302,506

		Industrials (3.3%)
2,500		Caterpillar, Inc.	223,950
5,000		Dover Corp.	328,550
6,150		Eaton Corp.	333,330

			885,830

		Information Technology (22.4%)
7,250		Accenture, PLC - Class A	482,125
770		Apple, Inc.	410,433
17,000		Cisco Systems, Inc.	334,050
4,000		Cognizant Technology Solutions Corp. - Class A#	296,200
12,000		eBay, Inc.#~	612,240
725		MasterCard, Inc. - Class A	356,178
19,405		Microsoft Corp.	518,696
27,400		Oracle Corp.	912,968
12,500		QUALCOMM, Inc.	775,250
220	KRW	Samsung Electronics Company, Ltd.	316,096
4,900		SAP, AG	393,862
8,000		Symantec Corp.#	150,480
6,700		Teradata Corp.#	414,663

			5,973,241

		Materials (2.7%)
5,000		Mosaic Company	283,150
25,750		Yamana Gold, Inc.	443,157

			726,307

		TOTAL COMMON STOCKS (Cost $10,030,184)	12,660,433

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (3.6%)
953,791	Fidelity Prime Money Market Fund - Institutional Class (Cost $953,791)	$953,791

TOTAL INVESTMENTS (100.2%) (Cost $23,618,265)		26,709,506

LIABILITIES, LESS OTHER ASSETS (-0.2%)		(64,475)

NET ASSETS (100.0%)		$26,645,031

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.1%)#
	Energy (-0.1%)
50	Helmerich & Payne, Inc. Call, 03/16/13, Strike $55.00 (Premium $10,595)	(19,500)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	Brazilian Real	01/17/13	576,000	$280,800	$(6,866)
UBS AG	British Pound Sterling	01/17/13	194,000	315,131	(3,860)
Barclays Bank PLC	Canadian Dollar	01/17/13	518,000	520,605	(1,773)
Citibank N.A.	Danish Krone	01/17/13	1,865,000	330,021	(5,994)
Barclays Bank PLC	European Monetary Unit	01/17/13	64,000	84,487	(2,555)
Citibank N.A.	European Monetary Unit	01/17/13	621,000	819,787	(15,383)
Goldman Sachs Capital Markets L.P	New Zealand Dollar	01/17/13	329,000	271,656	(4,382)
Barclays Bank PLC	Norwegian Krone	01/17/13	568,000	102,148	(3,089)
Northern Trust Company	Norwegian Krone	01/17/13	2,240,000	402,836	(13,127)
Bank of America N.A.	Singapore Dollar	01/17/13	—	—	(781)
Barclays Bank PLC	South Korean Won	01/17/13	76,811,000	71,683	(929)
JPMorgan Chase Bank	South Korean Won	01/17/13	66,284,000	61,859	(1,237)
Northern Trust Company	South Korean Won	01/17/13	139,419,000	130,111	(2,380)
UBS AG	South Korean Won	01/17/13	21,384,000	19,956	(274)
Northern Trust Company	Swedish Krona	01/17/13	2,631,000	404,440	(16,170)

					$(78,800)

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	01/17/13	42,000	$68,224	$1,639
UBS AG	British Pound Sterling	01/17/13	66,000	107,210	1,320

					$2,959

See accompanying Notes to Schedule of Investments	11

Schedule of Investments    December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At December 31, 2012, the value of 144A securities that could not be exchanged to the registered form is $1,390,562 or 5.2% of net assets.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at December 31, 2012.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $578,566.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	European Monetary Unit
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

12	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    December 31, 2012

ASSETS
Investments in securities, at value (cost $23,618,265)	$26,709,506
Unrealized appreciation on forward foreign currency contracts	1,320
Receivables:
Accrued interest and dividends	91,809
Portfolio shares sold	26,529
Prepaid expenses	371
Other assets	71,261

Total assets	26,900,796

LIABILITIES
Options written, at value (premium $10,595)	19,500
Unrealized depreciation on forward foreign currency contracts	77,161
Payables:
Investments purchased	16,243
Portfolio shares redeemed	11,271
Affiliates:
Investment advisory fees	16,896
Deferred compensation to trustees	71,261
Financial accounting fees	258
Trustees’ fees and officer compensation	180
Other accounts payable and accrued liabilities	42,995

Total liabilities	255,765

NET ASSETS	$26,645,031

COMPOSITION OF NET ASSETS
Paid in capital	$23,772,271
Undistributed net investment income (loss)	(113,358)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(21,023)
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	3,007,141

NET ASSETS	$26,645,031

Shares outstanding (no par value; unlimited number of shares authorized)	1,893,762
Net asset value and redemption price per share	$14.07

See accompanying Notes to Financial Statements	13

Statement of Operations    Year Ended December 31, 2012

INVESTMENT INCOME
Interest	$424,458
Dividends	346,219
Dividend taxes withheld	(3,352)

Total investment income	767,325

EXPENSES
Investment advisory fees	204,455
Financial accounting fees	3,114
Transfer agent fees	7,044
Accounting fees	17,499
Audit fees	56,600
Legal fees	27,995
Custodian fees	9,763
Printing and mailing fees	24,539
Trustees’ fees and officer compensation	13,990
Other	3,788

Total expenses	368,787

NET INVESTMENT INCOME (LOSS)	398,538

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	590,232
Purchased options	133,709
Foreign currency transactions	45,681
Written options	(6,308)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	1,164,061
Purchased options	(36,308)
Foreign currency translations	(114,631)
Written options	(44,808)

NET GAIN (LOSS)	1,731,628

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,130,166

14	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	YEAR ENDED DECEMBER 31,
	2012	2011
OPERATIONS
Net investment income (loss)	$398,538	$340,017
Net realized gain (loss)	763,314	2,589,567
Change in unrealized appreciation/(depreciation)	968,314	(3,393,268)

Net increase (decrease) in net assets resulting from operations	2,130,166	(463,684)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(550,059)	(400,007)
Net realized gains	(343,663)	—

Total distributions	(893,722)	(400,007)

CAPITAL SHARE TRANSACTIONS
Issued	3,833,227	4,596,499
Issued in reinvestment of distributions	893,722	400,007
Redeemed	(4,423,606)	(5,601,864)

Net increase (decrease) in net assets from capital share transactions	303,343	(605,358)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,539,787	(1,469,049)

NET ASSETS
Beginning of year	$25,105,244	$26,574,293

End of year	26,645,031	25,105,244

Undistributed net investment income (loss)	$(113,358)	$(228,210)

CAPITAL SHARE TRANSACTIONS
Shares issued	270,819	324,893
Shares issued in reinvestment of distributions	62,725	29,512
Shares redeemed	(312,014)	(396,387)

Net increase (decrease) in capital shares outstanding	21,530	(41,982)

See accompanying Notes to Financial Statements	15

Notes to Financial Statements

Note 1 – Organization And Significant Accounting Policies

Organization.  CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), and commenced operations on May 19, 1999. The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Portfolio Valuation.  The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Portfolio determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

16	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, the funds included within Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among the Portfolio and each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2009 – 2012 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

17

Notes to Financial Statements

Pursuant to a financial accounting services agreement, during the period the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s trustees and is available upon request without charge by calling our toll free number 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $71,261 is included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2012. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at December 31, 2012.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from sale of long-term investments for the year ended December 31, 2012 were as follows:

Cost of purchases	$11,469,089
Proceeds from sales	12,137,333

The following information is presented on a federal income tax basis as of December 31, 2012. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at December 31, 2012 was as follows:

Cost basis of investments	$23,823,434

Gross unrealized appreciation	3,823,180
Gross unrealized depreciation	(937,108)

Net unrealized appreciation (depreciation)	$2,886,072

18	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the year ended December 31, 2012, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income/(loss)	266,373
Accumulated net realized gain/(loss) on investments	(266,373)

Distributions for the year ended December 31, 2012 were characterized for federal income tax purposes as follows:

	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Distributions paid from:
Ordinary income	$550,066	$400,007
Long-term capital gains	343,656	—

As of December 31, 2012, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$64,918
Undistributed capital gains	—

Total undistributed earnings	64,918
Accumulated capital and other losses	—
Net unrealized gains/(losses)	2,801,972

Total accumulated earnings/(losses)	2,866,890
Other	5,870
Paid-in capital	23,772,271

Net assets applicable to common shareholders	$26,645,031

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

Note 5 – Derivative Instruments

Foreign Currency Risk.  The Portfolio engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts.

Equity Risk.  The Portfolio engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

19

Notes to Financial Statements

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of December 31, 2012, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the period ended December 31, 2012, the Portfolio had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at December 31, 2011	126	$49,811
Options written	70	41,528
Options closed	(146)	(80,744)
Options exercised	—	—
Options expired	—	—

Options outstanding at December 31, 2012	50	$10,595

As of December 31, 2012, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

ASSET DERIVATIVES FAIR VALUE
Forward contracts[1]	$3,833
Options purchased[2]	84,414

LIABILTY DERIVATIVES
Forward contracts[1]	$79,674
Options written[3]	19,500

(1)	Generally, the balance sheet location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.
(2)	Generally, the balance sheet location for Options purchased is Investments in securities.
(3)	Generally, the balance sheet location for Options written is Options written.

For the twelve months ended December 31, 2012, the volume of derivative activity for the Portfolio is reflected below*.

DERIVATIVE TYPE
Forward contracts	$6,009,335
Options purchased	87
Options written	70

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts with foreign currency exposure measured in U.S. dollar notional.

Note 6 – Synthetic Convertible Securities

The Portfolio may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Portfolio may pool a basket of fixed-income securities and a basket of warrants or

20	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio‘s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$7,596,271	$—	$7,596,271
Synthetic Convertible Securities (Corporate Bonds)		1,355,780		1,355,780
Synthetic Convertible Securities (Sovereign Bonds)		1,962,935		1,962,935
Synthetic Convertible Securities (Purchased Options)	84,414			84,414
Convertible Preferred Stocks	1,461,870	634,012		2,095,882
Common Stocks	11,986,096	674,337		12,660,433
Short Term Investment	953,791			953,791
Forward Foreign Currency Contracts		3,833		3,833

Total	$14,486,171	$12,227,168	$—	$26,713,339

Liabilities:
Written Options	$19,500	$—	$—	$19,500
Forward Foreign Currency Contracts		79,674		79,674

Total	$19,500	$79,674	$—	$99,174

21

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.41	$13.88	$12.69	$9.37	$14.32

Income from investment operations:

Net investment income (loss)(a)	0.21	0.18	0.21	0.26	0.18

Net realized and unrealized gain (loss)	0.92	(0.44)	1.23	3.36	(4.60)

Total from investment operations	1.13	(0.26)	1.44	3.62	(4.42)

Distributions:

Dividends from net investment income	(0.29)	(0.21)	(0.25)	(0.30)	(0.13)

Dividends from net realized gains	(0.18)	—	—	—	(0.40)

Total distributions	(0.47)	(0.21)	(0.25)	(0.30)	(0.53)

Net asset value, end of period	$14.07	$13.41	$13.88	$12.69	$9.37

Ratios and supplemental data:

Total return(b)	8.43%	(1.87)%	11.59%	39.42%	(31.74)%

Net assets, end of period (000)	$26,645	$25,105	$26,574	$25,868	$21,035

Ratios of net expenses to average net assets	1.35%	1.41%	1.43%	1.30%	1.18%

Ratios of gross expenses to average net assets prior to expense reductions	1.35%	1.41%	1.43%	1.30%	1.19%

Ratios of net investment income (loss) to average net assets	1.46%	1.27%	1.62%	2.46%	1.53%

Portfolio turnover rate	44.1%	55.9%	55.1%	67.0%	85.2%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

22	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Advisors Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Growth and Income Portfolio, the sole portfolio constituting the Calamos Advisors Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Growth and Income Portfolio of the Calamos Advisors Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

February 13, 2013

23

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2013, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designated $343,656 as capital gain dividends for the fiscal year ended December 31, 2012.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $311,115, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2012.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 48.60% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

24	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees and Officers    (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2012, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:

John P. Calamos, Sr., 72*	Trustee and President (since 1988)	19	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and Calamos Wealth Management LLC (“CWM”) and Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:

Weston W. Marsh, 62	Trustee (since 2002)	19	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 62	Trustee (since 2001)	19	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 61	Trustee (since 2002)	19	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly, Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 68	Trustee (since 2004) and Lead Independent Trustee (since 2005)	19	Private investor

David D. Tripple, 68	Trustee (since 2006)	19	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

25

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2012, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Nimish S. Bhatt, 49	Vice President and Chief Financial Officer (since 2007)	Senior Vice President since 2004, Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM and CFS; prior thereto Director of Operations (since 2004); Director, Calamos Global Funds PLC (since 2007); Member, board of directors of NICSA (a not-for-profit industry trade organization) (since June 2006)

Gary Black, 52	Vice President (since Sept 2012)	EVP, Global Co-Chief Investment Officer and Chief Investment Officer of Alternative Investments (since August 2012), CAM, CILLC, Calamos Advisors, CWM and CFS; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (since 2009); prior thereto, CEO of Janus Capital Group (since 2006)

James J. Boyne, 46	Vice President (since 2008) and Assistant Secretary (since 2010)

Executive Vice President and Chief Operating Officer, CAM, CILLC, CWM, Calamos Advisors and CFS (since 2011); prior thereto President of Distribution and Operations (since 2008); Senior Vice President, General Counsel and Secretary, CAM, CILLC, CWM, Calamos Advisors (since 2008); Chief Operating Officer – Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001- 2008)

Curtis Holloway, 45	Treasurer (since 2010), Prior thereto Assistant Treasurer (since 2007)	Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (since 2007)

J. Christopher Jackson, 61	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors and CFS (since 2010); Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)

Mark J. Mickey, 61	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

26	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2012, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after March 31, 2013, updated performance data for the most recently completed calendar quarter.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

calamos.com

© Calamos Investments, LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered trademarks of Calamos Investments, LLC.

KCLSAN 2146 2012

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	12/31/2011	12/31/2012
Audit Fees(a)	$30,600	$30,600
Audit-Related Fees(b)	$26,000	$26,000
Tax Fees(c)	$—	$—
All Other Fees(d)	$—	$—

Total	$56,600	$56,600

(a)	Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b)	Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d)	All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e)	(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e) (2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment advisor or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	12/31/2011	12/31/2012
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 13, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	February 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 13, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	February 13, 2013